================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2003
                                                            -----------

                         CATALYTICA ENERGY SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     000-31953               77-0410420
----------------------------           ------------         -----------------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)

                 1388 North Tech Boulevard, Gilbert, AZ   85233
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (480) 556-5555

                   430 Ferguson Drive, Mountain View, CA 94043
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Item 7.     Financial Statements and Exhibits

            (c) The following exhibit is furnished herewith:

            Exhibit 99.1 Press Release of Catalytica Energy Systems, Inc. dated May 1, 2003.

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

      In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On May 1, 2003, Catalytica Energy Systems, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CATALYTICA ENERGY SYSTEMS, INC.

                                                 By: /s/ Robert W. Zack
                                                     ------------------
                                                     Robert W. Zack
                                                     Chief Financial Officer

Date: May 1, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release of Catalytica Energy Systems, Inc. dated May 1,
                  2003.